AUBURN

NATIONAL BANCORPORATION,

INC AND SUBSIDIARIES
EXHIBIT

32.1
CERTIFICATION PURSUANT

TO

18 U.S.C. SECTION

1350,

AS ADOPTED

PURSUANT

TO

SECTION 906 OF

THE SARBANES-OXLEY

ACT OF 2002

In connection with

the Quarterly Report of

Auburn

National Bancorporation,

Inc.

(the “Company”)

on Form 10-Q

for the
period ending

September 30, 2022, as

filed with

the Securities and

Exchange Commission as

of the date

hereof (the
“Report”), I, Robert

W. Dumas,

President and

Chief Executive

Officer of the Company,

certify, pursuant to 18 U.S.C.

§
1350, as adopted

pursuant

to § 906 of the Sarbanes-Oxley

Act of 2002, that:

(1)
The Report fully

complies with

the requirements of Section 13(a)

or 15(d) of the

Securities Exchange

Act
of 1934; and

(2)
The information contained

in the

Report fairly presents,

in all

material respects, the

financial condition and
results of operations of the

Company.

Date:

November 9,

2022
/s/ Robert W. Dumas
Robert W. Dumas
Chairman, President and

Chief Executive

Officer